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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

Date of Report (Date of earliest event reported)            May 4, 2000
                                                 -------------------------------

                           Commission File #0-18018

                             AEROVOX INCORPORATED
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            (Exact name of registrant as specified in its charter)

          Delaware                                       76-0254329
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(State or other jurisdiction of                       (I.R.S.Employer
incorporation or organization)                       Identification No.)

                 740 Belleville Avenue, New Bedford, MA     02745
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             (Address of principal executive offices)     (Zip Code)

                                (508) 994-9661
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                         Registrant's telephone number
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ITEM  5.  OTHER EVENTS

On May 4, 2000, Aerovox Inc.("the Company") reported (copy of press release attached) that it has named F. Randal Hunt as Senior Vice President and Chief Financial Officer.

Mr. Hunt was also named Treasurer and continues as Corporate Secretary. He replaces Martin A. Zelbow, who held the position of Interim Chief Financial Officer since September.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorize;

                                         AEROVOX INCORPORATED



DATE  May 9, 2000                        BY /S/ ROBERT D. ELLIOTT
                                         ------------------------
                                         Robert D. Elliott, President and
                                         Chief Executive Officer

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FOR IMMEDIATE RELEASE                Contact:  Lauren Belliveau
                                               Communications Specialist
                                               (508) 910-3673

Aerovox Announces Promotion of F. Randal Hunt to Senior Vice President and CFO


NEW BEDFORD, MA - (May 4, 2000) Aerovox Incorporated (Nasdaq/NM: ARVX) announced today the promotion of F. Randal Hunt to Senior Vice President and Chief Financial Officer. Mr. Hunt also assumes the role of Treasurer and continues as Corporate Secretary.

Since joining Aerovox in 1994, Mr. Hunt has held a number of positions with the Company, including General Manager of Juarez operations, General Manager of the EMI filters business unit and Vice President of Finance and Corporate Controller. Mr. Hunt, a CPA, received a B.A. in Accounting from the University of Texas at El Paso and was a Senior Manager at KPMG Peat Marwick.

"Randy brings to the job a unique perspective, having managed a production plant for us in Mexico as well as launching a very successful independent business unit for our EMI Filters product line," commented President and Chief Executive Officer, Robert D. Elliott. "We are looking forward to Randy's continued leadership in the financial arena to help Aerovox strengthen its position in the capacitor industry and grow the Company's top line over the next several years."

Mr. Elliott added, "We also want to thank Mr. Martin Zelbow, Interim Chief Financial Officer, who assisted the Company through the transitional phase since the departure of our former CFO in September last year."

Aerovox Incorporated is a leading manufacturer of film, paper and aluminum electrolytic capacitors. The Company sells its products worldwide principally to original equipment manufacturers of electrical and electronic equipment. Aerovox operates plants in New Bedford, MA; Huntsville, AL; Juarez and Mexico City, Mexico; and Weymouth, England.

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